UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      August 17, 2006


                         FRONTIER FINANCIAL CORPORATION
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Washington               000-15540              91-1223535
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 (State or other jurisdiction      (Commission           (IRS employer
       of incorporation)           File Number)        identification No.)


               332 SW Everett Mall Way, Everett, Washington 98204
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 514-0700
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   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS

               On August 16, 2006, the Corporation announced a 3-for-2 stock split to shareowners of record as of September 12, 2006 and payable on September 26, 2006. The Board of Directors declared a fourth quarter cash dividend and approved a stock repurchase program. A copy of the press release is attached.


Exhibit No.    Description
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    99         Press release dated August 16, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2006
                                                  FRONTIER FINANCIAL CORPORATION

                                                         By: /s/ John J. Dickson
                                                             -------------------
                                                                 John J. Dickson
                                                         Its:    President & CEO